UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2018

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement

On March 5, 2018, certain of the subsidiaries of Pattern Energy Group Inc. (“Pattern Energy”) entered into Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Credit and Guaranty Agreement dated as of November 21, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among Pattern US Finance Company LLC (“US Borrower”), Pattern Canada Finance Company ULC (together with US Borrower, the “Borrowers”), Royal Bank of Canada (acting through its New York Branch), as Administrative Agent, and the other parties party thereto.

As a result of the Amendment, the Credit Agreement has been amended to permit the designation of hedge agreements with counterparties that are lenders (or affiliates of lenders) as Secured Hedging Obligations (as defined in the Credit Agreement). Secured Hedging Obligations will receive pari passu treatment with the loan obligations under the Credit Agreement. The Amendment also contains a series of modifications to address the acquisition and ownership of certain Japanese subsidiaries.

A copy of the Amendment is attached hereto as Exhibit 10.1, and is incorporated by reference herein. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.01. Completion of Acquisition.

Tsugaru PEG LP Purchase and Sale Agreement and Tsugaru GPI Purchase and Sale Agreement

On March 7, 2018 (the “Closing Date”), Pattern Energy consummated the transactions contemplated by the Purchase and Sale Agreement (the “Tsugaru PEG LP PSA,” incorporated by reference herein as Exhibit 10.2) with Pattern Energy Group LP, a Delaware limited partnership (“PEG LP”), and the Purchase and Sale Agreement (incorporated by reference herein as Exhibit 10.3, together with the Tsugaru PEG LP PSA, the “Tsugaru PSAs”) with Green Power Investment Corporation, a Japanese corporation and controlled affiliate of PEG LP as of the time the transactions contemplated under such Purchase and Sale Agreement were consummated (“GPI”).

Green Power Tsugaru GK, a Japanese godo kaisha (the “Tsugaru Project Company”) is currently constructing the Tsugaru wind project located in Aomori Prefecture, Japan, with an expected name plate capacity of 122 MW, which is expected to commence commercial operations in mid-2020.

Pursuant to and in accordance with the terms of the Tsugaru PSAs, on the Closing Date, Pattern Energy purchased (i) 95% of the equity interests in the Tsugaru Project Company from a wholly owned subsidiary of PEG LP and (ii) 5% of the equity interests in the Tsugaru Project Company directly from GPI (together, the “Tsugaru Transactions”). Pattern Energy paid to PEG LP and GPI $48.4 million in the aggregate as consideration in the Tsugaru Transactions. Shortly after the Closing Date, Pattern Energy intends to contribute an additional approximately $31.3 million of equity into the Tsugaru Project Company (resulting in total payments of approximately $79.7 million). Following the date on which the construction loan is converted into a term loan, or if such conversion does not occur, the date on which commercial operations of the Tsugaru wind project commences, approximately ¥12.567 billion (subject to certain adjustments), in the aggregate, shall be paid to PEG LP and GPI. After giving effect to the Tsugaru Transactions, Pattern Energy currently owns 100% of the equity interests in the Tsugaru Project Company.

Kanagi, Ohorayama and Futtsu PEG LP Purchase and Sale Agreement and Kanagi, Ohorayama and Otsuki GPI Purchase and Sale Agreement

On March 7, 2018, Pattern Energy consummated the transactions contemplated by the Purchase and Sale Agreement (the “Kanagi, Ohorayama and Futtsu PEG LP PSA,” incorporated by reference herein as Exhibit 10.4) with PEG LP related to the purchase of interests in GK Green Power Kanagi, a Japanese godo kaisha (the “Kanagi Project Company”), GK Green Power Otsuki, a Japanese godo kaisha (the “Ohorayama Project Company”) and GK Green Power Futtsu, a Japanese godo kaisha (the “Futtsu Project Company”), in each case, from wholly owned subsidiaries of PEG LP. Also on March 7, 2018, Pattern Energy consummated the transactions contemplated by the Purchase and Sale Agreement (incorporated by reference herein as Exhibit 10.5, together with the Kanagi, Ohorayama and Futtsu PEG LP PSA, the “84 MW PSAs”) with GPI related to the purchase of interests in the Kanagi Project Company, the Ohorayama Project Company and Otsuki Wind Power Corporation, a Japanese kabushiki kaisha (the “Otsuki Project Company”), in each case, directly from GPI.

The Kanagi Project Company is operating the Kanagi solar project located in Shimane Prefecture, Japan, with a name plate capacity of 10MW. The Ohorayama Project Company is currently constructing the Ohorayama wind project located in Kochi Prefecture, Japan, with a name plate capacity of 33MW, which is expected to commence commercial operations in March 2018. The Futtsu Project Company is operating the Futtsu solar project located in Chiba Prefecture, Japan, with a name plate capacity of 29MW. The Otsuki Project Company is operating the Otsuki wind project located in Kochi Prefecture, Japan, with a name plate capacity of 12MW.

Pursuant to and in accordance with the 84 MW PSAs, on the Closing Date, Pattern Energy purchased, in the aggregate: (i) from a wholly owned subsidiary of PEG LP and directly from GPI, 100% of the equity interests in the Kanagi Project Company, (ii) from a wholly owned subsidiary of PEG LP and directly from GPI, 100% of the equity interests in the Ohorayama Project Company, (iii) from a wholly owned subsidiary of PEG LP, 47.69% of the equity interests in the Futtsu Project Company and the right to purchase an additional 47.69% of the equity interests in the Futtsu Project Company from EFS Japan B.V. and (iv) from GPI, 100% of the equity interests in the Otsuki Project Company (collectively, the “84 MW Transactions”) for an aggregate purchase price of approximately $131.5 million, comprised of approximately $111.5 million, which was paid to PEG LP at the closing of the 84 MW Transactions and an additional $20.0 million, which was paid to EFS Japan B.V. upon Pattern Energy’s exercise of the option to purchase the additional 47.69% of the equity interests in the Futtsu Project Company. After giving effect to the consummation of the 84 MW Transactions and Pattern Energy’s exercise of its option to purchase an additional 47.69% of the equity interests in the Futtsu Project Company from EFS Japan B.V., (A) Pattern Energy currently owns 100% of the Class B equity interests in the Futtsu Project Company, which entitles Pattern Energy to 95.38% of the voting rights and approximately 75% of the distributions paid by the Futtsu Project Company, and (B) GPI currently owns 100% of the Class A equity interests in the Futtsu Project Company, which entitles GPI to 4.62% of the voting rights and approximately 25% of the distributions paid by the Futtsu Project Company.

Each of the Tsugaru PSAs, the 84 MW PSAs and all of the transactions contemplated thereby were previously recommended by the Conflicts Committee of Pattern Energy’s Board of Directors, which is comprised solely of independent directors, for approval by Pattern Energy’s Board of Directors, and approved by the Board of Directors.

Item 8.01. Other Events.

Foreign Exchange Rate Hedge

Pattern Energy has entered into a 12 year Japanese Yen / U.S. Dollar foreign exchange swap agreement in connection with cash flows related to the projects underlying the 84 MW Transactions.

Item 9.01. Financial Statements and Exhibits.

This 8-K includes as an exhibit the consent of Ernst & Young LLP (the “E&Y Consent”) to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-219970) and Registration Statement on Form S-8 (No. 333-191641), in each case, of Pattern Energy, of reports prepared by Ernst & Young LLP relating to certain financial statements. The E&Y Consent fixes a typographical error that appeared in the consent of Ernst & Young LLP included in Pattern Energy’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”).

This 8-K includes as an exhibit the consent of PricewaterhouseCoopers LLP (the “PwC Consent”) to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-219970) and Registration Statement on Form S-8 (No. 333-191641), in each case, of Pattern Energy, of reports prepared by PricewaterhouseCoopers LLP relating to certain financial statements. The PwC Consent fixes a typographical error that appeared in the consent of PricewaterhouseCoopers LLP included in the 2017 Annual Report.

EXPLANATORY NOTE

On January 2, 2018, the Securities and Exchange Commission, pursuant to its authority under Rule 3-13 of Regulation S-X, granted Pattern Energy a waiver from the requirements to file the financial information called for by Item 9.01(a) and pro forma financial information called for by Item 9.01(b) for the acquisitions under the Tsugaru PSAs and 84 MW PSAs (the “Japanese Transactions”) that was otherwise required under Rule 3-05 of Regulation S-X. Pattern Energy had submitted such request for a waiver from the requirements of Rule 3-05 of Regulation S-X for the Japanese Transactions because (among other things) it believed the acquisitions of certain acquired businesses (including the Japanese Transactions) when viewed in the aggregate were not significant to the overall operation of Pattern Energy. Accordingly, such Item 9.01(a) and Item 9.01(b) financial information is omitted from this 8-K.

Exhibit Number	Description
10.1	Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement dated November 21, 2017.
10.2	Purchase and Sale Agreement by and between Pattern Energy Group Inc. and Pattern Energy Group LP dated as of February 26, 2018 related to interests in Green Power Tsugaru GK (incorporated by reference to Exhibit 10.1 to Pattern Energy’s Current Report on Form 8-K filed February 27, 2018).
10.3	Purchase and Sale Agreement by and between Pattern Energy Group Inc. and Green Power Investment Corporation dated as of February 26, 2018 related to interests in Green Power Tsugaru GK (incorporated by reference to Exhibit 10.2 to Pattern Energy’s Current Report on Form 8-K filed February 27, 2018).
10.4	Purchase and Sale Agreement by and between Pattern Energy Group Inc. and Pattern Energy Group LP dated as of February 26, 2018 related to interests in GK Green Power Kanagi, GK Green Power Otsuki and GK Green Power Futtsu (incorporated by reference to Exhibit 10.3 to Pattern Energy’s Current Report on Form 8-K filed February 27, 2018).
10.5	Purchase and Sale Agreement by and between Pattern Energy Group Inc. and Green Power Investment Corporation dated as of February 26, 2018 related to interests in GK Green Power Kanagi, GK Green Power Otsuki and Otsuki Wind Power Corporation (incorporated by reference to Exhibit 10.4 to Pattern Energy’s Current Report on Form 8-K filed February 27, 2018).
23.1	Consent of Ernst & Young LLP.
23.2	Consent of PricewaterhouseCoopers LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2018

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: Secretary